UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 12, 2013

THE TORO COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-8649	41-0580470
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

8111 Lyndale Avenue South Bloomington, Minnesota	55420
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (952) 888-8801

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5—Corporate Governance and Management

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Toro Company (the “Company”) held its 2013 Annual Meeting of Shareholders on March 12, 2013 (the “Annual Meeting”). The final results of the shareholder vote on the business brought before the meeting were as follows:

	For	Against/ Withheld	Abstain	Broker Non-Votes
Proposal One—Election of directors to serve for a term of three years ending at the Company’s 2016 Annual Meeting of Shareholders
Robert C. Buhrmaster	47,715,325	1,416,760	—	4,966,908
James C. O’Rourke	48,006,875	1,125,210	—	4,966,908
Christopher A. Twomey	47,338,903	1,793,182	—	4,966,908
Proposal Two—Approval of amendment to Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 100,000,000 to 175,000,000	51,036,744	2,661,596	400,653	—
Proposal Three—Ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending October 31, 2013	53,101,543	796,411	201,039	—
Proposal Four—Advisory approval of executive compensation	46,176,248	2,401,830	554,007	4,966,908

Each of the directors in Proposal One was elected by the Company’s shareholders by the required vote and each of Proposals Two, Three and Four was approved by the Company’s shareholders by the required vote.

Regarding the Company’s other directors, (i) each of Jeffrey M. Ettinger, Katherine J. Harless and Michael J. Hoffman continue to serve as a director for a term ending at the Company’s 2014 Annual Meeting of Shareholders; and (ii) each of Janet K. Cooper, Gary L. Ellis and Gregg W. Steinhafel continue to serve as a director for a term ending at the Company’s 2015 Annual Meeting of Shareholders. Robert H. Nassau retired as a director upon the expiration of his term at the Company’s 2013 Annual Meeting of Shareholders.

Section 8—Other Events

Item 8.01	Other Events.

Following approval by the Company’s shareholders at the Annual Meeting of the amendment to the Company’s Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 100,000,000 to 175,000,000, the Company filed a Certificate of Amendment to Restated Certificate of Incorporation (the “Certificate of Amendment”) with the Secretary of State of the State of Delaware on March 12, 2013, to effect such increase in the number of authorized shares. The Certificate of Amendment is filed herewith as Exhibit 3.1 and is incorporated herein by reference.

Section 9—Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

3.1	Certificate of Amendment to Restated Certificate of Incorporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE TORO COMPANY (Registrant)

Date: March 13, 2013	By	/s/ Timothy P. Dordell
Timothy P. Dordell
Vice President, Secretary and General Counsel

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION
3.1	Certificate of Amendment to Restated Certificate of Incorporation